Supplement dated May 13, 2013
to Prospectuses dated May 1, 2013 for
Protective Variable Annuity (L Series, B Series, and C Series)
Issued By
Protective Life Insurance Company
Protective Variable Annuity Separate Account
and
Protective Variable Annuity NY (L Series, B Series, and C Series)
Issued By
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective May 20, 2013, we will no longer accept any initial or subsequent Purchase Payment if all or part of the Purchase Payment comes tax-free from an annuity or life insurance contract that you own (or owned) (this is often referred to as a “1035 exchange”) or from a retirement plan that receives favorable tax treatment under sections 401, 403, 408, 408A or 457 of the Code in which you are (or were) invested (often referred to as a “transfer” or “rollover”). We will continue to accept Purchase Payments that are not funded by a 1035 exchange, transfer, or rollover, subject to the terms and conditions set forth in your prospectus.

If you intend to submit an initial or subsequent Purchase Payment funded in whole or in part by a 1035 exchange, transfer, or rollover, please do so no later than Friday, May 17, 2013.  If we receive any such Purchase Payment – or an application relating to an initial Purchase Payment funded in whole or in part by a 1035 exchange, transfer, or rollover – after that date, we will return the Purchase Payment or application.